UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2009

Tree.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC		28277
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes in Registrant’s Certifying Accountant.

(a)       Dismissal of independent registered public accounting firm

The Audit Committee of the Board of Directors (the “Audit Committee”) of Tree.com, Inc. (the “Company”) conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the 2009 fiscal year. The Audit Committee invited several firms to participate in this process, including Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm for fiscal 2008.

As a result of this process, on March 19, 2009, the Audit Committee (i) dismissed E&Y as the Company’s independent registered public accounting firm and (ii) engaged Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for fiscal 2009.

E&Y’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope.  E&Y’s audit report for the fiscal years ended December 31, 2008 and December 31, 2007 included an explanatory paragraph related to the Company’s adoption of Statements of Financial Accounting Standards No. 157 and 159.  During the fiscal years ended December 31, 2008 and December 31, 2007, respectively, and through March 19, 2009 there were:  (i) no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that E&Y furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of E&Y’s letter dated March 20, 2009 is attached as Exhibit 16.1 hereto.

(b)  Engagement of new registered public accounting firm

As set forth above, on March 19, 2009, the Audit Committee engaged Deloitte as the Company’s independent registered public accounting firm for fiscal 2009.  In deciding to engage Deloitte, the Audit Committee reviewed auditor independence and existing commercial relationships with Deloitte, and concluded that Deloitte has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2008 and December 31, 2007, respectively, neither the Company nor anyone acting on its behalf has consulted with Deloitte on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibit.

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP dated March 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 25, 2009

TREE.COM, INC.

By:	/s/ Matthew A. Packey
Matthew A. Packey Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from Ernst & Young LLP dated March 20, 2009.